UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 22, 2019
OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35989	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California		94595
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (925) 935-3840
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01. Other Events
On February 22, 2019, Ready Capital Corporation (“Ready Capital”) and Owens Realty Mortgage, Inc. (“ORM”) issued a joint press release to announce that they have determined the final exchange ratio in accordance with the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 7, 2018, by and among Ready Capital, ORM and ReadyCap Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Ready Capital (“Merger Sub”), pursuant to which, subject to the terms and conditions therein, ORM will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation (the “Merger”).
Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock, par value $0.01 per share, of ORM (“ORM Common Stock”) will be converted into the right to receive from Ready Capital 1.441 shares of common stock, par value $0.0001, of Ready Capital (“Ready Capital Common Stock”). Cash will be paid in lieu of fractional shares of Ready Capital Common Stock that would have been received as a result of the Merger.
There is no change to the final exchange ratio based on the determination date of January 31, 2019 from the base exchange ratio of 1.441 that was set out in the joint proxy statement/prospectus, dated February 15, 2019, that was filed by Ready Capital with the Securities and Exchange Commission (“SEC”) and distributed to the parties’ respective stockholders.
A copy of the joint press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
Forward-Looking Statements

This Form 8-K may contain “forward-looking statements”. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that ORM or Ready Capital expects, believes or anticipates will or may occur in the future are forward-looking statements.  Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,” “continue,” “intend,” “could,” “foresee,” “should,” “may,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. ORM’s and Ready Capital’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although ORM and Ready Capital believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, the companies can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.
Factors that could cause actual results to differ materially from expectations include, but are not limited to, the risk that the merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain stockholder approvals relating to the merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the merger; risks related to disruption of management’s attention from the ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on ORM’s and Ready Capital’s operating results and businesses generally; the outcome of any legal proceedings relating to the merger; changes in future loan acquisition and production; the ability to retain key personnel; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for small balance commercial loans and other investments; and other factors, including those set forth in the Risk Factors section of Ready Capital’s Registration Statement on Form S-4 and other reports filed by ORM and Ready Capital with the SEC, copies of which are available on the SEC’s website, www.sec.gov.

Each of the forward-looking statements of Ready Capital or ORM are based on assumptions that Ready Capital or ORM, as applicable, believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither Ready Capital nor ORM undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Certain Information Regarding Participants in the Solicitation

ORM, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding ORM’s directors and executive officers is available in its proxy statement filed with the SEC. Additional information regarding these persons and their interests in the proposed merger is included in the joint proxy statement/prospectus relating to the proposed merger that has been filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Ready Capital and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of ORM in connection with the proposed merger. A list of the names of such directors and executive officers and information regarding their interests in the proposed merger are included in the joint proxy statement/prospectus for the proposed merger.

Additional Information about the Proposed Transaction and Where to Find It

This communication relates to the proposed transaction pursuant to the terms of the Merger Agreement.

In connection with the proposed Merger, Ready Capital has filed with the SEC a registration statement on Form S-4 (which registration statement has been declared effective) that includes a joint proxy statement of Ready Capital and ORM that also constitutes a prospectus. Ready Capital and ORM also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by Ready Capital and ORM with the SEC at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by Ready Capital will be made available free of charge on Ready Capital’s website at www.readycapital.com or by contacting Ready Capital Investor Relations at InvestorRelations@readycapital.com or at (212) 257-4666. Copies of documents filed with the SEC by ORM will be made available free of charge on ORM’s website at www.owensmortgage.com or by directing a request to: Owens Realty Mortgage, Inc., 2221 Olympic Boulevard, Walnut Creek, California 94595, Attention: Daniel Worley, Secretary.

No Offer or Solicitation

This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number	Description
99.1	Press Release, dated February 22, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS REALTY MORTGAGE, INC.

By: /s/ Bryan H. Draper
Name:         Bryan H. Draper
Title:           President and Chief Executive Officer

Dated: February 22, 2019

4